Exhibit 99.1
Joint Filer Information
Name:  TL Ventures III L.P.                                                        Name:  TL Ventures III Management L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990                Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.                                                Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)                                Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  April 21, 2004                                Date of Event Requiring Statement:  April 21, 2004

Name:  TL Ventures III Offshore L.P.                                                 Name:  TL Ventures III General Partner L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990                Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.                                                Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)                                Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  April 21, 2004                                Date of Event Requiring Statement:  April 21, 2004

Name:  TL Ventures III Interfund, L.P.                                                Name:  TL Ventures III Manager LLC
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990                Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.                                                Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)                                Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  April 21, 2004                                Date of Event Requiring Statement:  April 21, 2004

Name:  TL Ventures Holding Company L.P.                                                Name:  TL Ventures III Offshore Partners L.P.
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990                Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.                                                Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)                                Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  April 21, 2004                                Date of Event Requiring Statement:  April 21, 2004

Name:  TL Ventures Holding Company Manager LLC                                        Name:  TL Ventures III Offshore Ltd
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990                Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.                                                Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)                                Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  April 21, 2004                                Date of Event Requiring Statement:  April 21, 2004

 Name:  Robert E. Keith, Jr.                                                         Name:  Mark J. DeNino
Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990                Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.                                                Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)                                Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  April 21, 2004                                Date of Event Requiring Statement:  April 21, 2004

Name:  Christopher J. Davis                                                        Name:  Christopher Moller, Ph.D.
Address 800 Building, 435 Devon Park Drive, Wayne, PA 109087-1990                Address 700 Building,  435 Devon Park Drive, Wayne, PA 19087 - 1990
Designated Filer: TL Ventures III L.P.                                                Designated Filer: TL Ventures III L.P.
Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)                                Issuer and Ticker Symbol:  Immunicon Corporation (IMMC)
Date of Event Requiring Statement:  April 21, 2004                                Date of Event Requiring Statement:  April 21, 2004